Exhibit 99.3

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is entered into by and among E-Waste Systems Inc, (“EWSI”) and Shanghai YaZhuo Jiudian Guanli (“YaZhuo”), and the undersigned shareholders of YaZhuo (collectively the “Shareholders”) as of March   , 2013 in Shanghai, the People’s Republic of China (the “PRC” or “China”). EWSI, YaZhuo and the Shareholders are each referred to in this Agreement as a “Party” and collectively as the “Parties”.
RECITALS

a)          EWSI, a company incorporated in the United States, has the expertise in management of reverse logistic service and technology.

b)          YaZhuo is a company incorporated in the PRC, and is engaged in the business development regarding hospitality management, with a focus on the research and development of environmental friendly technologies, goods and services (the “Business”).

c)          The undersigned Shareholders of YaZhuo collectively own 100% of the equity interest of YaZhuo.

d)           EWSI  and  YaZhuo  have  executed  a  Management  Services  Agreement  (the  “Management  Services Agreement”) concurrently herewith, pursuant to which YaZhuo shall pay services fees (the “Management Services Fee”) to EWSI for Management and related services in connection with the Business.

e)           In order to ensure that YaZhuo will perform its obligations under the Management Services Agreement, and in order to provide an additional mechanism for EWSI to enforce its rights to collect the Management Services Fee from YaZhuo, the Shareholders agree to pledge all their equity interests in YaZhuo as security for the performance of the obligations of YaZhuo under the Management Services Agreement, including payment of the Management Services Fee.

NOW THEREFORE, EWSI, YaZhuo, and the Shareholders through mutual negotiations hereby enter into this

Agreement based upon the following terms and conditions:

1          Definitions and Interpretations

Unless otherwise provided in this Agreement, the terms in this Agreement shall have the following meanings:

1.1           “Pledge” refers to the full content of Section 2 hereunder.

1.2           “Equity Interest” refers to all the equity interests in YaZhuo legally held by the Shareholders.

1.3           “Term of Pledge” refers to the period provided under Section 3.1 hereunder.

1.4           “Event of Default” refers to any event in accordance with Section 7.1 hereunder.

1.5            “Notice of Default” refers to the notice of default issued by EWSI in accordance with this Agreement.

1.6            “Rate  of  Pledge”  means  the  ratio  between  the  value  of  the  Pledge  under  this  Agreement and  the

Management Fees under the Service Agreement.

2.          Pledge

The Shareholders hereby pledge the Equity Interest to EWSI as a security for the obligations of YaZhuo under the Management Services Agreement (the “Pledge”). Pursuant thereto, EWSI shall have priority in receiving payments from the evaluation or the proceeds from the auction or sale of the Equity Interest. The Equity Interest shall hereinafter be referred to as the “Pledged Collateral”.

3.         Rate of Pledge and Term of Pledge

3.1           The Rate of Pledge shall be 100% under this Agreement.

3.2         The Pledge shall take effect as of the date when the Pledge is recorded in YaZhuo’s Register of Shareholders, and shall remain effective for the maximum period of time permitted by law unless it is early terminated in accordance with this Agreement (the “Term”). Upon registration of the Pledge with the Administration for Industry and Commerce, if a certain term of the Pledge is required by the authorities, the Shareholders shall register the Pledge for the maximum period permitted by the authorities and shall renew such term upon each expiration of the above registered term.

3.3         During the Term, EWSI shall be entitled to vote, control, sell, or dispose of the Pledge Collateral in accordance with this Agreement in the event that YaZhuo does not perform its obligations under the Management Services Agreement, including without limitations the failure to pay the Management Services Fee.

3.4         During the Term, EWSI shall be entitled to collect any and all dividends declared or paid in connection with the Pledged Collateral.

4.         Pledge Procedure and Registration

4.1         The Pledge shall be recorded in YaZhuo’s Register of Shareholders. The Shareholders shall, within ten (10) days after the date of this Agreement, process the registration procedures with the Administration for Industry and Commerce concerning the Pledge.

5.         Representations and Warranties of Shareholders

5.1           The Shareholders are the legal owners of the Pledged Collateral.

5.2         Other than to EWSI, the Shareholders have not pledged the Pledged Collateral to any other party, and the Pledged Collateral is not encumbered to any other party.

5.3         Except as otherwise provided hereunder, EWSI shall not be interfered by any parties at any time when EWSI is exercising its rights in accordance with this Agreement, except: (i) as limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance or other remedies at law or equity provided under the US law.

5.4         Shareholders shall not pledge or encumber the Equity Interest to any other person except for EWSI, except:  (i)  as  limited  by  applicable  bankruptcy,  insolvency, fraudulent  transfer,  reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance or other remedies at law or equity provided under the US law.

6.         Covenants of Shareholders

6.1           During the Term, the Shareholders represent and warrant to EWSI for EWSI’s benefit that the Shareholders shall:

6.1.1     Not transfer or assign the Pledged Collateral, nor create or permit to create any pledge or encumbrance to the Pledged Collateral which may adversely affect the rights and/or benefits of EWSI without EWSI’s prior written consent.

6.1.2      Comply with the laws and regulations with respect to the Pledge; present to EWSI any notices, orders or advisements with respect to the Pledge that may be issued or made by a competent authority within five (5) days upon receiving such notices, orders or advisements; comply with such notices, orders or advisements; or object to the foregoing matters upon the reasonable request of EWSI or with written consent from EWSI.

6.1.3      Timely notify EWSI of any events which may affect the Pledged Collateral or the Shareholders’ rights thereto, or which may change any of the Shareholders’ warranties or affect the Shareholders’ performance of their obligations under this Agreement.

6.2         The Shareholders agree that EWSI’s right to the Pledge pursuant to this Agreement shall not be suspended or inhibited by any legal proceedings initiated by the Shareholders, jointly or separately, or by any successor of or any person authorized by the Shareholders.

6.3         The Shareholders represent and warrant to EWSI that in order to protect and perfect the security for the payment of the Management Services Fee, the Shareholders shall execute in good faith and cause other  parties  who  have  interests  in  the  Pledged  Collateral  to  execute  all  the  title  certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by EWSI.

6.4         The Shareholders represent and warrant to EWSI or its appointed representative (whether a natural person or a legal entity) that they will execute all applicable and required amendments in connection with the registration of the Pledge, and within a reasonable period of time upon request, provide the relevant notice, order and decision regarding such registration to EWSI.

6.5         The Shareholders represent and warrant to EWSI that they will abide by and perform all relevant guarantees, covenants, warranties, representations and conditions necessary to insure the rights of EWSI under this Agreement. The Shareholders shall compensate all the losses suffered by EWSI as a result of the Shareholders’ failure to perform any such guarantees, covenants, warranties, representations or conditions.

7.        Events of Default

7.1           The occurrence of any of the following events shall be regarded as an “Event of Default”:

7.1.1 This Agreement is deemed illegal by a governing authority of the USA, or any or all of the Shareholders are incapable of continuing to perform the obligations herein due to any reason except an event of force majeure;

7.1.2 YaZhuo fails to timely pay the Management Services Fee in full as required under the Management Services Agreement;

7.1.3 A Shareholder makes any materially false or misleading representation or warranty under Section 5 herein, or breaches any warranty under Section 5 herein;

7.1.4 A Shareholder breaches any covenant under Section 6 herein;

7.1.5 A Shareholder breaches any terms and conditions of this Agreement;

7.1.6 A Shareholder pledges, encumbrances, transfers or assigns, causes to be pledged, encumbranced, transferred or assigned, or otherwise abandons the Pledged Collateral or Equity Interests without the prior written consent of EWSI;

7.1.7 YaZhuo is incapable of repaying debt;

7.1.8 The assets of a Shareholder are adversely affected so as to cause EWSI to believe that such Shareholder’s ability to perform the obligations herein is adversely affected; or

7.1.9 The successors or agents of YaZhuo refuse, or are only partly able, to perform the payment obligations under the Management Services Agreement.

7.1.10 Any external loan, security, compensation, covenant or other compensation liability of Shareholders is due but is not repaid or performed.

7.2         A Shareholder shall immediately give a written notice to EWSI if such Shareholder is aware of or discovers that any event under Section 7.1 herein, or any event that may result in any one of the foregoing events, has occurred or is likely to occur.

7.3         Unless an Event of Default has been resolved to EWSI’s satisfaction within fifteen (15) days of its occurrence (the “Cure Period”), EWSI may, at any time thereafter, give a written default notice (the “Default  Notice”)  to  the  Shareholders and  require  the  Shareholders to  immediately  make  full payment of the then outstanding Management Services Fee and any other outstanding payables in accordance with Section 8 herein.

8.        Exercise of Remedies

8.1         Authorized action by EWSI. The Shareholder hereby irrevocably appoint EWSI as the attorney-in- fact of the Shareholders for the purpose of carrying out the security provisions of this Agreement and to take any action and execute any instrument that EWSI may deem necessary or advisable to accomplish the purpose of this Agreement. Such power of attorney shall be effective automatically and without the necessity of any action (including any transfer of any Pledged Collateral) by any person, upon the occurrence an Event of Default. EWSI shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so.

If any Event of Default occurs, or is already proceeding, EWSI shall have the right to exercise the following rights:

(a)    Collect by legal proceedings or otherwise, and endorse and/or receive all payments, proceeds and other sums and property now hereafter payable on or on account of the Pledged Collateral;

(b)    Enter  into  any  extension,  reorganization,  deposit,  merger,  consolidation  or  other  agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Pledged Collateral;

(c)     Transfer the Pledged Collateral under EWSI’s name or under an appointed nominee;

(d)      Make any compromise or settlement, and take any action EWSI deems advisable, with respect to the Pledged Collateral;

(e)      Notify any obligor with respect to the Pledged Collateral to make payment directly to EWSI;

(f)             All rights of the Shareholders that they would otherwise be entitled to enjoy or exercise with respect to the Pledged Collateral, including without limitation the rights to vote and to receive distributions, shall cease without any further action or notice, and all such rights shall thereupon become vested in EWSI; and

(g)             The Shareholders shall execute and deliver to EWSI such other instruments as the EWSI may request in order to permit EWSI to exercise the rights set forth herein.

8.2         Other remedies. Upon the expiration of the Cure Period, EWSI, in addition to the remedies set forth in Section 8.1 or such other rights in law, equity or otherwise, may, without notice to or demand on the Shareholders, opt for any of the following:

(a)              Require the  Shareholders to  immediately pay all  outstanding unpaid  amounts due  under  the Management Services Agreement;

(b)             Foreclose or otherwise enforce EWSI’s security interest to the Pledged Collateral in any manner permitted by law or provided under this Agreement;

(c)              Terminate this Agreement;

(d)             Exercise any and all rights as the beneficial and legal owner of the Pledge Collateral, including without  limitation,  the  transfer  and  exercise  of  voting  and  any  other  rights  to  the  Pledged Collateral; and

(e)              Exercise any and all rights and remedies of a secured party under applicable laws.

8.3         EWSI has priority in the receipt of payments from the proceeds of auction or sale of the Pledged Collateral, in part or in whole, in accordance with legal procedures, until all payment obligations under the Management Services Agreement are satisfied.

8.4           The  Shareholders  shall  not  hinder  EWSI  from  exercising  its  rights  in  accordance  with  this Agreement and shall give necessary assistance so that EWSI may exercise its rights in full.

9.        Assignment

9.1           The Shareholders shall not assign or otherwise transfer the rights and obligations herein without EWSI’s prior written consent.

9.2         This Agreement shall be binding upon each of the Shareholders and their respective successors and shall be binding on EWSI and each of its successor and assignee.

9.3         Upon the transfer or assignment by EWSI of any or all of its rights and obligations under the Management Services Agreement, EWSI’s transferee or assignee shall enjoy and undertake the same rights and obligations as EWSI under this Agreement. The Shareholders shall be notified of any such transfer or assignment by a written notice and at the request of EWSI, the Shareholders shall execute such relevant agreements and/or documents with respect to such transfer or assignment.

9.4         In the event of EWSI’s change in control resulting in the transfer or assignment of this Agreement, the successor to EWSI and the Shareholders shall execute a new equity pledge agreement.

10.      Formalities, Fees and Other Charges

10.1       The Shareholders shall be responsible for all the fees and expenses in relation to this Agreement, including but not limited to, legal fees, cost of production, stamp duty and any other taxes and charges. If EWSI pays the relevant taxes in accordance with applicable law, the Shareholders shall fully reimburse EWSI of such taxes.

10.2      The Shareholders shall be responsible for all expenses (including but not limited to, any taxes, application fees, management fees, litigation costs, attorney’s fees, and various insurance premiums in connection with the disposition of the Pledge) incurred by EWSI in its recourse to collect from the Shareholders arising from the Shareholders’ failure to pay any relevant taxes and fees.

11.      Confidentiality

The Parties of this Agreement shall acknowledge and ensure the confidentiality of all oral and written materials exchanged relating to this Agreement. No Party shall disclose the confidential information to any other third party without the other Party’s prior written approval, unless: (a) it is already in the public domain at the time when it is communicated (unless it enters the public domain without the authorization of the disclosing Party); (b) the disclosure is in response to the relevant laws, regulations, or stock exchange rules; or (c) the disclosure is required by any of the Party’s legal counsel or financial consultant for the purpose of the transaction of this Agreement. However, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof. The disclosure of confidential information by employees of hired institutions of the disclosing Party is deemed to be an act of the disclosing Party, and such disclosing Party shall bear all liabilities of the breach of confidentiality.

12.      Governing Law and Dispute Resolution

12.1           This Agreement shall be governed by and construed in accordance with the US law.

12.2       The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations and/or arbitration in accordance with the dispute resolution provisions of the Management Services Agreement between the parties of even date herewith.

13.      Notice

Notice or other communications required to be given by any Party pursuant to this Agreement shall be written in English and delivered personally or sent by registered mail or by a recognized courier service or by facsimile transmission to the address of the relevant Party set forth below. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the third (3rd) day after the date; and (c) a notice sent by facsimile transmission is deemed duly served upon the time shown on the transmission confirmation of relevant documents.

To EWSI
Address:       101 First Street #493, Los Altos, CA USA 94022
Attn:              Susan Johnson, Secretary Treasurer
Fax:                 +1 650 396 5494
Tel:                 +1 650 283 2907

To YaZhuo

Address:         Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:          Yuhui Chen
Fax:
Tel:                 +86 6052 6553

To the Shareholders

Address:          Room 501, No. 360 Dong’an Road, Xuhui District, Shanghai, PRC
Attn:                 Yuhui Chen
Fax:
Tel:                 +86 6052 6553

14.         Entire Contract

The Parties agree that this Agreement constitutes the entire agreement of the Parties upon its effectiveness and supersedes all prior oral and/or written agreements and understandings relating to this Agreement.

15.         Severability

If any provision or provisions of this Agreement shall be held by a proper authority to be invalid, illegal, unenforceable or in conflict with the laws and regulations of the US, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

16.      Appendices

The appendices to this Agreement are incorporated into and are part of this Agreement.

17.      Amendment or Supplement

17.1       The Parties may amend this Agreement in writing, provided that such amendment shall be duly executed and signed by all Parties, and such amendment shall thereupon become part of this Agreement and shall have the same legal effect as this Agreement.

17.2       This Agreement and any amendments, modifications, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and stamped by the Parties hereto.

18.      Language and Copies of Agreement

This Agreement shall be executed in English in two (2) originals, all of which shall be equally valid and enforceable. Each Party shall retain one (1) original.

[Remainder of the Page Left Blank Intentionally]

[Signature Page]

IN WITNESS THEREOF this Agreement is duly executed by each Party or its legal representatives on the date first set forth above.

E-Waste Systems Inc. (“EWSI”)

/s/         Martin Nielson
Name:  Martin Nielson
Title:    CEO\

Shanghai YaZhuo Jiudian Guanli (“YaZhuo”)

/s/         Yuhui Chen
Name:   Yuhui Chen
Title:     CEO and President

[Signature of Shareholders of YaZhuo]

(Signature)

/s/         Yuhui Chen
Name:  Yuhui Chen

ID Card No.:

Owns 100% of the Equity Interest of YaZhuo

Signature page to Equity Pledge Agreement